UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 5, 2007

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Revised Compensation for Non-Employee Directors

On March 5, 2007, the Board of Directors of Cabot Microelectronics Corporation (the “Company”) approved a compensation program for the Company’s non-employee directors that revised the equity incentive elements of the program to match similar revisions recently made to the equity incentive program elements for employees, including executive officers, of the Company. Effective as of such date and coinciding with the date of the Company’s 2007 annual meeting of stockholders on March 6, 2007, non-employee directors are eligible for the following compensation:

Annual Retainer Fee (no change)	$35,000
Meeting Fees (no change)	$1,500	per meeting
Committee Chair Annual Retainer Fees:
Audit Committee Chairperson (no change)	$20,000
Compensation Committee Chairperson (no change)	$10,000
Nominating and Corporate Governance Chairperson (no change)	$10,000
Annual Non-qualified Stock Option Grant (previously 10,000)	6,000	options
Annual Restricted Stock Award (new)	2,000	shares
Initial Non-qualified Stock Option Grant (previously 15,000)	7,500	options
Initial Restricted Stock Award (new)	2,500	shares

Adoption of the revised equity incentive elements of the non-employee director compensation program was the result of a review of the Company’s non-employee director compensation policies by the Nominating and Corporate Governance Committee of the Board and the Committee’s compensation consultant. The equity incentive element changes reflect a desire to align the Company’s equity awards for non-employee directors with the Company’s recently revised equity incentive program for employees, including executive officers. The revised equity awards noted above reflect an approximate three-to-one ratio of non-qualified stock options to shares of restricted stock, which is consistent with the changes to the annual equity incentive award program for employees, as explained further below. In addition, consistent with the aforementioned review’s findings, the revisions to the annual equity awards noted above effectively increase the annual equity incentive award to each non-employee director from an equivalent of 10,000 non-qualified stock options to an equivalent of 12,000 non-qualified stock options.

Historically, with respect to employee grants under our annual equity incentive award program, the Company’s Compensation Committee had awarded only non-qualified stock option grants to employees. However, on December 1, 2006, as permitted by the Second Amended and Restated Cabot Microelectronics Corporation 2000 Equity Incentive Plan, as amended and restated September 26, 2006 (“2000 Equity Incentive Plan”), the Compensation Committee decided to award a blend of non-qualified stock option grants and restricted stock awards (restricted stock units for our non-United States employees) to all employees who were receiving awards on December 1, 2006, including executive officers, according to approximately a three-to-one ratio of non-qualified stock options granted to shares of restricted stock awarded. The Compensation Committee made this decision primarily to address the financial impact of the expensing of equity-based compensation now required pursuant to Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” as well as to provide a more competitive balance of the types of equity incentives being awarded to employees pursuant to the 2000 Equity Incentive Plan.

Non-employee directors continue to be eligible to choose to receive annual retainer fees, committee chair annual retainer fees and meeting fees either in cash, in fully vested restricted stock under the 2000 Equity Incentive Plan, or as deferred compensation under the Company’s Directors’ Deferred Compensation Plan, as amended September 26, 2006 (“Directors’ Deferred Compensation Plan”). The Directors’ Deferred Compensation Plan, which was previously filed as Exhibit 10.28, allows non-employee directors to defer their compensation in the form of rights to acquire the equivalent number of shares of common stock at the end of the deferral period. Non-employee directors continue to receive their respective annual retainer fees, committee chair annual retainer fees, annual non-qualified stock option grants and annual restricted stock awards at the time of the Company’s annual meeting. Non-employee directors receive their initial non-qualified stock option grant and restricted stock award, as well as their first annual non-qualified stock option grant and restricted stock award, upon the date of the director’s election to the Board of Directors, if other than the annual meeting date.

A copy of the Non-Employee Directors’ Compensation Summary as of March 5, 2007, is attached hereto as Exhibit 10.46.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2007, the Board of Directors of the Company approved the Amended and Restated Bylaws of Cabot Microelectronics Corporation, as amended and restated March 6, 2007. These include, among other things, revisions that:

•
Update the Company’s Bylaws to conform to the provisions of the Delaware General Corporation Law, including the giving of notice by means of electronic transmission and the holding of meetings by means of remote communication;

•
Update the Company’s Bylaws in preparation for a Direct Registration Program by permitting an investor’s ownership position to be recorded and maintained electronically on the books of the issuer or transfer agent as uncertificated shares and permitting electronic transfer of the shares. The Nasdaq Stock Market has recently promulgated rules requiring Nasdaq-listed issuers to be eligible for the Direct Registration Program by January 1, 2008; and

•	Remove from the Company’s Bylaws certain provisions that are now outdated.

The foregoing summary of changes to the Company’s Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws of Cabot Microelectronics Corporation, as amended and restated March 6, 2007, which is attached hereto in a “marked-to-show-changes” format as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.2	Amended and Restated By-Laws of Cabot Microelectronics Corporation, as amended and restated March 6, 2007, in a “marked-to-show-changes” format.

10.46	Non-Employee Directors’ Compensation Summary as of March 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION

Date: March 8, 2007	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Vice President and Chief Financial Officer
[Principal Financial Officer]

INDEX TO EXHIBITS

Exhibit Number	Title
3.2 10.46

Amended and Restated By-Laws of Cabot Microelectronics Corporation, as amended and restated March 6, 2007, in a “marked-to-show-changes” format.

Non-Employee Directors’ Compensation Summary as of March 5, 2007.